UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	June 28, 2004

QUEST VENTURES INC..
(Exact name of registrant as specified in its chapter)
WYOMING	0-33299	06-1616453
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
83 Halls Road, Old Lyme, Connecticut 06371
(Address of principal executive offices) (Zip Code)
(860) 434 - 5535
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On June 24th, 2004, the Registrant announced that at the annual meeting of shareholders held on June 22nd, 2004, the shareholders approved the following matters:

1.

The election of management’s four nominees as set out in the Proxy Statement; as follows:

Christopher Desrosiers

Anton J. Drescher

Gerhard Drescher

Norman J. Bonin

2.

The appointment of Amisano Hanson, Chartered Accountants, as auditors of the Registrant for the ensuing year and authorizing the directors to fix the auditor's remuneration.

3.

A change of the Registrant’s primary business focus to other business opportunities, including the acquisition, exploration and development of natural resource properties, and to authorize the Registrant to enter into one or more agreements that will result in the acquisition of one or more properties or businesses, in consideration for cash or common shares or any combination thereof as the Board of Directors of the Registrant shall approve.

Subject to raising sufficient funding, the Registrant is continuing to pursue its business of distributing music in digital format by streaming audio over the Internet.

A copy of the News Release dated February 27th, 2004 is furnished as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1

News Release dated June 24th, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST VENTURES INC.

Date :

June 28th, 2004

By :

/s/  Anton J. Drescher

Anton J. Drescher,

Corporate Secretary

QUEST VENTURES INC.

Suite 507 – 837 West Hastings Street

Vancouver, BC   V6C 3N6

Tel:  (604) 685-1017

Fax:  (604) 685-5777

CUSIP No. 74836Q107

NEX Trading Symbol:  QVI.H

Shares Outstanding 2,525,048

RECAP OF ANNUAL MEETING OF SHAREHOLDERS

VANCOUVER, B.C. – Quest Ventures Inc. (the “Company”) announces that at the annual meeting of shareholders held on June 22nd, 2004, the shareholders approved the following matters:

4.

The election of management’s four nominees as set out in the Proxy Statement; as follows:

Christopher Desrosiers

Anton J. Drescher

Gerhard Drescher

Norman J. Bonin

5.

The appointment of Amisano Hanson, Chartered Accountants, as auditors of the Company for the ensuing year and authorizing the directors to fix the auditor's remuneration.

6.

A change of the Company’s primary business focus to other business opportunities, including the acquisition, exploration and development of natural resource properties, and to authorize the Company to enter into one or more agreements that will result in the acquisition of one or more properties or businesses, in consideration for cash or common shares or any combination thereof as the Board of Directors of the Company shall approve.

Subject to raising sufficient funding, the Company is continuing to pursue its business of distributing music in digital format by streaming audio over the Internet.

Dated at Vancouver, British Columbia this 24th day of June, 2004.

ON BEHALF OF THE BOARD OF

QUEST VENTURES INC.

“ANTON  J. (TONY) DRESCHER”

ANTON J. DRESCHER

Director

About Quest Ventures Inc.

Quest Ventures actively helps high-tech start-up companies bring their enabling technologies to market by providing the necessary capital; industry, marketing and strategic expertise; and other consultative services they need to succeed.  Quest Ventures Inc. is a U.S. company, established in 2000, with offices in Vancouver, British Columbia and Old Lyme, Connecticut.

Quest Ventures Inc.    Corporate Headquarters Office: 83 Halls Road, Old Lyme, Connecticut, 06371  Telephone (860) 434 - 5535

Facsimile (860) 434 - 5782; Canada Office:  507 – 837 West Hastings Street, Vancouver, BC   V6C 3N6.  Trading symbol on the NEX: QVI.H CUSIP 74836Q107. For more information contact Anton J. Drescher, Telephone (604) 685 – 1017 Facsimile (604) 685 – 5777.

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.